Exhibit 99.2

March 3, 2014 Fourth Quarter and Full Year 2013 Results

Forward Looking Statements This press release contains, and management may make, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts may be forward-looking statements. Words such as "may,” “will,” “should,” “could,” “likely,” “anticipates," “intends,” "believes," "estimates," "expects," "forecasts," “plans,” “projects,” "predicts" and “outlook” and similar words and expressions are intended to identify forward-looking statements. Examples of our forward-looking statements include, among others, statements relating to our outlook, our future operating results on a segment basis, growth prospects, our future Adjusted EBITDA and free cash flows, our share repurchase plans, our use of cash and our strategic initiatives. Although they reflect Rockwood’s current expectations, they involve a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied, and not guarantees of future performance. These risks, uncertainties and other factors include, without limitation, Rockwood’s business strategy; our ability to complete our previously announced divestiture; the prospects of and our outlook for our businesses; changes in general economic conditions in Europe and North America and in other locations in which Rockwood currently does business; competitive pricing or product development activities affecting demand for Rockwood’s products; technological changes affecting production of Rockwood’s materials; fluctuations in interest rates, exchange rates and currency values; availability and pricing of raw materials; governmental and environmental regulations and changes in those regulations; fluctuations in energy prices; changes in the end-use markets in which Rockwood’s products are sold; hazards associated with chemicals manufacturing; Rockwood’s ability to access capital markets; Rockwood’s high level of indebtedness; risks associated with negotiating, consummating and integrating acquisitions; risks associated with competition and the introduction of new competing products, especially from the Asia-Pacific region; risks associated with international sales and operations; risks associated with information security and the risks, uncertainties and other factors discussed under "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Rockwood's periodic reports filed with or furnished to the Securities and Exchange Commission. Rockwood does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Agenda Review of 2013 Initiatives Fourth Quarter 2013 Financial Highlights from Continuing Operations Financial Summary Summary Appendices

Review of 2013 Initiatives

2013 Planned Initiatives: Maximizing Shareholder Value Initiatives Progress Update Sell Advanced Ceramics business Done Sell Clay based Additives business Done Sell Titanium Dioxide Pigments and four other non-strategic businesses Entered into an agreement to sell to Huntsman; close pending European Union approval Buy back $400 million of shares outstanding Done Repay up to $600 million of debt Repaid more than $1.43 billion Maintain dividend yield of 2.8% to 3.2% Done Accumulate significant cash on hand from asset sales for capital allocation Accumulated ~ $1.5 billion of cash on hand as of December 31, 2013

Fourth Quarter 2013 Highlights from Continuing Operations

Fourth Quarter 2013 Financial Highlights from Continuing Operations Net Sales of $347.0 mm - Up 7.8% versus the same period in the prior year primarily due to higher surface treatment volumes, particularly automotive OEM, general industry and aerospace application, as well as higher volumes from the acquisition of the remaining 50% interest in a previously unconsolidated joint venture in India and higher selling prices. Higher volumes of lithium chloride and lithium hydroxide applications were partially offset by lower potash sales. Adjusted EBITDA of $78.2 mm (a) - Down 3.1% versus the same period in the prior year primarily from the impact of lower potash sales, and higher variable compensation costs, partially offset by the higher net sales noted above.share(a) - Up 20.5% versus the same period in the prior year from higher net sales, coupled with lower interest expense. Also, EPS benefited from lower common shares outstandinf due to share repurchases in 2013. (a) Non-GAAPmeasure; see reconcilliation in the appendix

Results By Segment – Fourth Quarter Net Sales Adj. EBITDA (a) % Change % Change ($M) Q4 2013 Q4 2012 Total Constant Currency (b) Q4 2013 % Sales Q4 2012 % Sales Total Constant Currency (b) Lithium 114.9 119.1 (3.5%) (4.0%) 42.8 37.2% 44.0 36.9% (2.7%) (4.8%) Surface Treatment 200.9 175.5 14.5% 14.8% 46.4 23.1% 38.6 22.0% 20.2% 19.9% Corporate and Other 31.2 27.4 13.9% 8.8% (11.0) (1.9) (478.9%) (478.9%) Total Rockwood - Continuing Operations $347.0 $322.0 7.8% 7.3% $78.2 22.5% $80.7 25.1% (3.1%) (4.3%) Discontinued Operations $368.6 $507.0 (27.3%) (29.9%) $26.0 7.1% $60.5 11.9% (57.0%) (57.9%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Net Sales Growth – Continuing Operations Note: Above includes Lithium, Surface Treatment and Corporate and Other only. (a) Includes the impact of acquisitions. Fourth Quarter Full Year ($M) Net Sales % Change ($M) Net Sales % Change 2013 Q4 347.0 Full Year 2013 1,377.8 2012 Q4 322.0 Full Year 2012 1,323.8 Change 25.0 7.8% Change 54.0 4.1% Due to (Approx.): Due to (Approx.): Pricing 6.0 1.9% Pricing 17.3 1.3% Currency 1.5 0.5% Currency 1.7 0.1% Volume/Mix (a) 17.5 5.4% Volume/Mix (a) 35.0 2.6%

Lithium Fourth Quarter Net sales decreased primarily from lower potash sales, which decreased 68%, partially offset by higher volumes of lithium chloride and lithium hydroxide. Adjusted EBITDA decreased primarily from lower potash sales. This was partially offset by higher volumes of lithium chloride and lithium hydroxide, a favorable product mix, lower raw material and energy costs, as well as lower selling, general and administrative costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. Net Sales Adj. EBITDA (a) % Change % Change ($M) 2013 2012 Total Constant Currency (b) 2013 2012 Total Constant Currency (b) Fourth Quarter 114.9 119.1 (3.5%) (4.0%) 42.8 44.0 (2.7%) (4.8%) Adj. EBITDA Margin 37.2% 36.9% 0.3 ppt Full Year 479.4 474.4 1.1% 1.2% 181.8 181.9 (0.1%) (1.5%) Adj. EBITDA Margin 37.9% 38.3% (0.4) ppt

Surface Treatment Fourth Quarter Net sales increased primarily due to increased volumes in most markets, particularly driven by higher automotive OEM, general industry and aerospace applications, the acquisition of the remaining 50% interest in a previously unconsolidated joint venture in India, as well as higher selling prices. Adjusted EBITDA increased primarily from higher net sales, partially offset by higher production costs and higher selling, general and administrative costs. A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. Based on constant currencies. See Appendices. Net Sales Adj. EBITDA (a) % Change % Change ($M) 2013 2012 Total Constant Currency (b) 2013 2012 Total Constant Currency (b) Fourth Quarter 200.9 175.5 14.5% 14.8% 46.4 38.6 20.2% 19.9% Adj. EBITDA Margin 23.1% 22.0% 1.1 ppt Full Year 770.2 723.2 6.5% 6.7% 174.3 155.2 12.3% 12.1% Adj. EBITDA Margin 22.6% 21.5% 1.1 ppt

Financial Summary

Income Statement - Reported

($M)	Fourth Quarter		Full Year	
	2013	2012	2013	2012
Net sales	$347.0	$322.0	$1,377.8	$1,323.8
Gross profit	154.7	140.8	618.0	586.7
Gross Profit %	*44.6%*	*43.7%*	*44.9%*	*44.3%*
Selling, general and administrative expenses	106.2	80.0	401.8	356.2
SG&A %	*30.6%*	*24.8%*	*29.2%*	*26.9%*
Operating Income	44.1	43.3	210.6	194.9
Operating income %	*12.7%*	*13.4%*	*15.3%*	*14.7%*
Interest expense, net	(14.4)	(23.3)	(82.3)	(64.5)
Loss on early extinguishment/modification of debt	-	(2.3)	(15.5)	(12.0)
Foreign exchange loss on financing activities, net (a)	(25.4)	(2.4)	(67.1)	(10.3)
Other, net	(0.3)	0.2	(0.3)	-
Income from continuing operations before taxes	**$4.0**	**$15.5**	**$45.4**	**$108.1**
Income tax benefit	(10.8)	(12.8)	(10.0)	(124.8)
Income from continuing operations	**$14.8**	**$28.3**	**$55.4**	**$232.9**
(Loss) income from discontinued operations, net of tax (b)	(19.9)	(14.7)	(65.0)	161.0
Gain on sale of discontinued operations, net of tax (c)	506.7	-	1,670.5	-
Net income	**$501.6**	**$13.6**	**$1,660.9**	**$393.9**
Net (income) loss attributable to non-controlling interest	(1.8)	7.4	(1.0)	(14.7)
Net income attributable to Rockwood Holdings, Inc. shareholders	**$499.8**	**$21.0**	**$1,659.9**	**$379.2**
Amounts attributable to Rockwood Holdings, Inc. shareholders:				
Income from continuing operations	14.8	28.3	55.4	232.9
Income from discontinued operations	485.0	(7.3)	1,604.5	146.3
Net income	**$499.8**	**$21.0**	**$1,659.9**	**$379.2**

(a) Primarily related to the conversion of Euro to U.S. dollars from the proceeds of the sale of the Advanced Ceramics segment and the impact of a stronger Euro on U.S. denominated cash equivalents recorded in a Euro-denominated entity and Euro-denominated intercompany loans.

(b) Includes the expected loss on sale of the TiO2 Pigments and Other Businesses, which represents the difference between the carrying value of these businesses and the expected proceeds. This carrying value includes the assumed recognition of actuarial (pension-related) losses and unrealized foreign exchange losses currently recorded in accumulated other comprehensive income within stockholders' equity, which must be recognized upon completion of the sale.

(c) Relates to the sale of the Advanced Ceramics and Clay-based Additives businesses in 2013.

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Reconciliation of Net Income to Adjusted EBITDA ($M) 2013 2012 2013 2012 Net income attributable to Rockwood Holdings, Inc. shareholders $499.8 $21.0 $1,659.9 $379.2 Net income (loss) attributable to non-controlling interest 1.8 (7.4) 1.0 14.7 Net income 501.6 13.6 1,660.9 393.9 Income tax benefit (10.8) (12.8) (10.0) (124.8) Loss (income) from discontinued operations, net of tax 19.9 14.7 65.0 (161.0) Gain on sale of discontinued operations, net of tax (506.7) - (1,670.5) - Income from continuing operations before taxes 4.0 15.5 45.4 108.1 Interest expense, net 14.4 23.3 82.3 64.5 Depreciation and amortization 25.5 23.2 93.5 89.3 Sub-Total 43.9 62.0 221.2 261.9 Restructuring and other severance costs 4.3 17.4 17.5 35.3 Systems/organization establishment expenses 0.7 1.0 2.2 2.0 Acquisition and disposal costs 3.2 (4.0) 8.9 (2.1) Loss on early extinguishment/modification of debt - 2.3 15.5 12.0 Asset write-downs and other 0.1 0.1 4.1 0.3 Gain on previously held equity interest - - (16.0) - Foreign exchange loss on financing activities, net 25.4 2.4 67.1 10.3 Other 0.6 (0.5) 2.8 1.4 Adjusted EBITDA from continuing operations $78.2 $80.7 $323.3 $321.1 Discontinued Operations 26.0 60.5 270.3 453.2 Total Adjusted EBITDA $104.2 $141.2 $593.6 $774.3 Full Year Fourth Quarter

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported - continuing operations $14.8 $0.20 $55.4 $0.72 Adjustments from continuing operations: Foreign exchange loss on financing activities, net 16.7 0.22 44.8 0.58 Gain on previously held equity interest - - (16.0) (0.21) Restructuring and other severance costs 5.1 0.07 14.9 0.19 Loss on early extinguishment/modification of debt - - 10.4 0.13 Acquisition and disposal costs 1.9 0.03 6.0 0.08 Asset write-downs and other - - 2.7 0.03 Systems/organization establishment expenses - - 1.4 0.02 Impact of tax related items 0.3 - 1.4 0.02 Other 0.7 0.01 1.8 0.03 Net charges from continuing operations 24.7 0.33 67.4 0.87 As adjusted - continuing operations $39.5 $0.53 $122.8 $1.59 The tax effects of the adjustments are benefits of $12.6 million and $39.0 million for the three months and year ended December 31, 2013, respectively, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. Fourth Quarter 2013 Full Year 2013

Tax Provision Reconciliation – Fourth Quarter 2013 ($M) Income from cont. ops. before taxes Income tax provision (benefit) Income (loss) from cont. ops. Effective tax rate Diluted EPS (a) As reported 4.0 $ (10.8) $ 14.8 $ -270.0% 0.20 $ Adjustments from continuing operations: Foreign exchange loss on financing activities, net 25.4 8.7 16.7 0.22 Restructuring and other severance costs 7.4 2.3 5.1 0.07 Acquisition and disposal costs 3.2 1.3 1.9 0.03 Impact of tax related items - (0.3) 0.3 - Other 1.3 0.6 0.7 0.01 As adjusted 41.3 $ 1.8 $ 39.5 $ 4.4% 0.53 $ Note: The full year 2013 as adjusted effective tax rate is 19.1%. The reconciliation from the "as reported" to the "as adjusted" effective tax rate can be found on page 35 of the appendix. Fourth Quarter 2013 (a) Calculated using weighted average diluted shares outstanding of 74,758.

Consolidated Net Debt ($M) December 31, 2012 December 31, 2013 LTM Adj EBITDA: Continuing Operations 321.1 323.3 Discontinued Operations 453.2 270.3 Total LTM Adj EBITDA $774.3 $593.6 Net Debt (a) Rockwood Term Loans 924.1 - TiO2 Venture Term Loans 514.5 - Other Debt 63.1 53.9 Sr. Sub. Notes 1,250.0 1,250.0 Total Debt $2,751.8 $1,303.9 Cash (1,273.6) (1,524.6) Net Debt $1,478.2 -$220.7 Net Debt / LTM Adj. EBITDA 1.91 x -0.37 x Secured Debt / LTM Adj. EBITDA 1.93 x 0.07 x Note: Above amounts include discontinued operations. (a) All Euro denominated debt is converted at the balance sheet rate ($1.32 at Dec. 31, 2012 and $1.37 at Dec. 31, 2013)

Net Debt / LTM Adjusted EBITDA Note: Net Debt is total debt less total cash. LTM Adjusted EBITDA is calculated as set forth in the leverage ratio under the former senior secured credit agreement and indenture governing the Senior Notes due in 2020 for Rockwood Specialties Group, Inc.

Free Cash Flow ($M) Fourth Quarter 2013 Fourth Quarter 2012 Full Year 2013 Full Year 2012 Total Adjusted EBITDA $104.2 $141.2 $593.6 $774.3 WC Change (a) 71.4 67.2 50.2 (190.4) Cash Taxes (20.4) (34.6) (86.6) (49.5) Cash Interest (29.6) (16.1) (93.1) (54.7) Adjusted Cash From Operating Activities (b) $125.6 $157.7 $464.1 $479.7 CAPEX (c) (94.0) (70.7) (354.0) (291.8) Proceeds on Sale of Assets 0.1 0.5 2.9 2.2 Free Cash Flow (d) $31.7 $87.5 $113.0 $190.1 (a) (b) (c) (d) Includes changes in accounts receivable, inventories, prepaid expenses, accounts payable, income taxes payable and accrued expenses. All figures net of the effect of foreign currency translation and impact of acquisitions and divestitures. Excludes $44.1 million and $4.4 million for the fourth quarter of 2013 and 2012, respectively and $103.8 million and $27.9 million for full year 2013 and 2012, respectively, for the cash impact of adjustments made to EBITDA under the former senior secured credit agreement and indenture governing the Senior Notes due in 2020. CAPEX net of government grants received. Free Cash Flow excludes share repurchases of $400.0 million in 2013, respectively, and dividends paid of $32.9 million and $127.6 million in the fourth quarter and full year 2013, respectively.

Summary

Rockwood Strategy to Further Enhance Shareholder Value Focus Portfolio Focus On Growth & Productivity Improve Financial Ratios Invest in The Business Drive top tier growth in core businesses: Lithium and Surface Treatment Allocate a significant amount of our cash on hand to: Promote organic growth; and Make acquisitions that are accretive, create value, and meet Rockwood’s strategic criteria: Leading global market position with #1 or #2 market share Adjusted EBITDA margin of 25%+ Global industry technology leader Limited exposure to oil-based raw materials Continue return of capital to shareholders Announced (November 12) new share repurchase authorization of up to $500 million over the next 2 years Targeted dividend yield of 2.8% to 3.2%

2014 Strategic Initiatives: Deliver Shareholder Value and Drive Growth Launch new $500 million share repurchase program Target dividend yield in range of 2.8% to 3.2% Complete acquisition of 49% interest in Talison Close on sale of Tio2 and four other non-strategic businesses to Huntsman Deliver on targeted Adjusted EBITDA margins Allocate excess cash on hand for accretive investments

Appendices

Fourth Quarter and Full Year Summary

($M) , except EPS	Fourth Quarter				Full Year			
			% Change				% Change	
	Q4 2013	Q4 2012	Total	Constant Currency [b]	FY 2013	FY 2012	Total	Constant Currency [b]
Net Sales	347.0	322.0	*7.8%*	*7.3%*	1,377.8	1,323.8	*4.1%*	*4.0%*
Adjusted EBITDA from continuing operations [a]	78.2	80.7	*(3.1%)*	*(4.3%)*	323.3	321.1	*0.7%*	*(0.3%)*
Adj. EBITDA Margin	*22.5%*	*25.1%*	*(2.6 ppt)*		*23.5%*	*24.3%*	*(0.8 ppt)*	
As Reported								
Net Income - as reported	499.8	21.0	*2280.0%*		1,659.9	379.2	*337.7%*	
EPS (Diluted) - as reported [c]	6.69	0.26	*2473.1%*		21.45	4.74	*352.5%*	
Net Income - as reported - continuing operations	14.8	28.3	*(47.7%)*		55.4	232.9	*(76.2%)*	
EPS (Diluted) - as reported - continuing operations [c]	0.20	0.35	*(42.9%)*		0.72	2.91	*(75.3%)*	
As Adjusted								
Net Income - as adjusted [d]	66.8	37.8	*76.7%*		224.0	306.7	*(27.0%)*	
EPS (Diluted) - as adjusted [c](d)	0.89	0.47	*89.4%*		2.89	3.84	*(24.7%)*	
Net Income - as adjusted - continuing operations[d]	39.5	35.6	*11.0%*		122.8	139.3	*(11.8%)*	
EPS (Diluted) - as adjusted - continuing operations[d]	0.53	0.44	*20.5%*		1.59	1.74	*(8.6%)*	

(a) A reconciliation of Net Income to Adjusted EBITDA from continuing operations is provided. See Appendices.
(b) Based on constant currencies. See Appendices.
(c) Q4 2013 based on share count of 74,758; Q4 2012 based on share count of 80,073.
For full year, Yr 2013 based on share count of 77,390; Yr 2012 based on share count of 79,943.
(d) A reconciliation of Net Income / EPS as reported to Net Income / EPS as adjusted is provided. See Appendices.

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Full Year 2013 Financial Highlights from Continuing Operations

Results By Segment – Full Year Net Sales Adj. EBITDA (a) % Change % Change ($M) Full Year 2013 Full Year 2012 Total Constant Currency (b) Full Year 2013 % Sales Full Year 2012 % Sales Total Constant Currency (b) Lithium 479.4 474.4 1.1% 1.2% 181.8 37.9% 181.9 38.3% (0.1%) (1.5%) Surface Treatment 770.2 723.2 6.5% 6.7% 174.3 22.6% 155.2 21.5% 12.3% 12.1% Corporate and Other 128.2 126.2 1.6% (1.4%) (32.8) (16.0) (105.0%) (106.3%) Total Rockwood - Continuing Operations $1,377.8 $1,323.8 4.1% 4.0% $323.3 23.5% $321.1 24.3% 0.7% (0.3%) Discontinued Operations 2,134.8 2,183.1 (2.2%) (4.3%) 270.3 12.7% 453.2 20.8% (40.4%) (41.4%) (a) A reconciliation of Net Income to Adjusted EBITDA is provided. See Appendices. (b) Based on constant currencies. See Appendices.

Reconciliation of Net Income to Adjusted EBITDA ($M) 2013 2012 2013 2012 Net income attributable to Rockwood Holdings, Inc. shareholders $499.8 $21.0 $1,659.9 $379.2 Net income (loss) attributable to non-controlling interest 1.8 (7.4) 1.0 14.7 Net income 501.6 13.6 1,660.9 393.9 Income tax benefit (10.8) (12.8) (10.0) (124.8) Loss (income) from discontinued operations, net of tax 19.9 14.7 65.0 (161.0) Gain on sale of discontinued operations, net of tax (506.7) - (1,670.5) - Income from continuing operations before taxes 4.0 15.5 45.4 108.1 Interest expense, net 14.4 23.3 82.3 64.5 Depreciation and amortization 25.5 23.2 93.5 89.3 Restructuring and other severance costs 4.3 17.4 17.5 35.3 Systems/organization establishment expenses 0.7 1.0 2.2 2.0 Acquisition and disposal costs 3.2 (4.0) 8.9 (2.1) Loss on early extinguishment/modification of debt - 2.3 15.5 12.0 Asset write-downs and other 0.1 0.1 4.1 0.3 Gain on previously held equity interest - - (16.0) - Foreign exchange loss on financing activities, net 25.4 2.4 67.1 10.3 Other 0.6 (0.5) 2.8 1.4 Adjusted EBITDA from continuing operations $78.2 $80.7 $323.3 $321.1 Discontinued Operations 26.0 60.5 270.3 453.2 Total Adjusted EBITDA $104.2 $141.2 $593.6 $774.3 Full Year Fourth Quarter

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Fourth Quarter ($M) Fourth Quarter 2013 Lithium Surface Treatment Corporate and other Discontinued Operations Consolidated Income (loss) - cont. ops. before taxes $27.3 $30.8 $(54.1) $4.0 Interest expense, net (0.3) 3.0 11.7 14.4 Depreciation and amortization 11.5 8.0 6.0 25.5 Restructuring and other severance costs 2.4 1.6 0.3 4.3 Systems/organization establishment expenses 0.4 0.2 0.1 0.7 Acquisition and disposal costs - 1.3 1.9 3.2 Asset write-downs and other 0.1 - - 0.1 Foreign exchange loss on financing activities, net 1.4 1.2 22.8 25.4 Other - 0.3 0.3 0.6 Adjusted EBITDA - continuing operations $42.8 $46.4 $(11.0) - $78.2 Discontinued Operations - - - 26.0 26.0 Total Adjusted EBITDA $42.8 $46.4 $(11.0) $26.0 $104.2 Fourth Quarter 2012 Income (loss) - cont. ops. before taxes $14.2 $22.1 $(20.8) $15.5 Interest expense, net 0.7 3.8 18.8 23.3 Depreciation and amortization 11.6 8.3 3.3 23.2 Restructuring and other severance costs 12.7 3.6 1.1 17.4 Systems/organization establishment expenses 0.2 0.8 - 1.0 Acquisition and disposal costs - 0.1 (4.1) (4.0) Loss on early extinguishment/modifications of debt 0.4 - 1.9 2.3 Asset write-downs and other 0.1 - - 0.1 Foreign exchange loss (gain) on financing activities, net 4.2 (0.1) (1.7) 2.4 Other (0.1) - (0.4) (0.5) Adjusted EBITDA - continuing operations $44.0 $38.6 $(1.9) - $80.7 Discontinued Operations - - - 60.5 60.5 Total Adjusted EBITDA $44.0 $38.6 $(1.9) $60.5 $141.2

Reconciliation of Pre-Tax Income to Adjusted EBITDA – Full Year ($M) Full Year 2013 Lithium Surface Treatment Corporate and other Discontinued Operations Consolidated Income (loss) - cont. ops. before taxes $114.5 $131.6 $(200.7) $45.4 Interest expense, net 1.6 11.8 68.9 82.3 Depreciation and amortization 46.0 31.4 16.1 93.5 Restructuring and other severance costs 8.2 6.0 3.3 17.5 Systems/organization establishment expenses 1.1 1.0 0.1 2.2 Acquisition and disposal costs 0.1 2.8 6.0 8.9 Loss on early extinguishment/modifications of debt 2.2 3.1 10.2 15.5 Asset write-downs and other 4.0 0.1 - 4.1 Gain on previously held equity interest - (16.0) - (16.0) Foreign exchange loss on financing activities, net 4.1 1.2 61.8 67.1 Other - 1.3 1.5 2.8 Adjusted EBITDA - continuing operations $181.8 $174.3 $(32.8) - $323.3 Discontinued Operations - - - 270.3 270.3 Total Adjusted EBITDA $181.8 $174.3 $(32.8) $270.3 $593.6 Full Year 2012 Income (loss) - cont. ops. before taxes $98.8 $91.6 $(82.3) $108.1 Interest expense, net 3.3 15.6 45.6 64.5 Depreciation and amortization 44.2 31.9 13.2 89.3 Restructuring and other severance costs 26.1 8.0 1.2 35.3 Systems/organization establishment expenses 0.6 1.4 - 2.0 Acquisition and disposal costs - 0.2 (2.3) (2.1) Loss on early extinguishment/modifications of debt 2.6 3.0 6.4 12.0 Asset write-downs and other 0.1 0.2 - 0.3 Foreign exchange loss (gain) on financing activities, net 6.2 3.0 1.1 10.3 Other - 0.3 1.1 1.4 Adjusted EBITDA - continuing operations $181.9 $155.2 $(16.0) - $321.1 Discontinued Operations - - - 453.2 453.2 Total Adjusted EBITDA $181.9 $155.2 $(16.0) $453.2 $774.3

Constant Currency Effect on Results – Fourth Quarter ($M) Constant Currency basis Net Change in $ Net Change in Net Sales Lithium $(4.2) (3.5) % $0.6 $(4.8) (4.0) % Surface Treatment 25.4 14.5 (0.5) 25.9 14.8 Corporate and Other 3.8 13.9 1.4 2.4 8.8 Net Sales from Continuing Operations $25.0 7.8% $1.5 $23.5 7.3 % Discontinued operations (138.4) (27.3) 13.4 (151.8) (29.9) Total Net Sales $(113.4) (13.7) % $14.9 $(128.3) (15.5) % Adjusted EBITDA Lithium $(1.2) (2.7) % $0.9 $(2.1) (4.8) % Surface Treatment 7.8 20.2 0.1 7.7 19.9 Corporate and Other (9.1) (478.9) 0.0 (9.1) (478.9) Adjusted EBITDA from Continuing Operations $(2.5) (3.1) % $1.0 $(3.5) (4.3) % Discontinued Operations (34.5) (57.0) 0.5 (35.0) (57.9) Total Adjusted EBITDA $(37.0) (26.2) % 1.5 $(38.5) (27.3) % Change: Fourth Quarter 2013 versus 2012 (a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the U.S. dollar for the applicable period as compared to the preceding period. The impact primarily relates to the conversion of the Euro to the U.S. dollar. Constant Currency Effect in $ (a) Total Change in % Total Change in $

Constant Currency Effect on Results – Full Year ($M) Constant Currency basis Net Change in $ Net Change in Net Sales Lithium $5.0 1.1% $(0.7) $5.7 1.2 % Surface Treatment 47.0 6.5 (1.4) 48.4 6.7 Corporate and Other 2.0 1.6 3.8 (1.8) (1.4) Net Sales from Continuing Operations $54.0 4.1% $1.7 $52.3 4.0 % Discontinued Operations (48.3) (2.2) 44.9 (93.2) (4.3) Total Net Sales $5.7 0.2% $46.6 $(40.9) (1.2) % Adjusted EBITDA Lithium $(0.1) (0.1) % $2.6 $(2.7) (1.5) % Surface Treatment 19.1 12.3 0.3 18.8 12.1 Corporate and Other (16.8) (105.0) 0.2 (17.0) (106.3) Adjusted EBITDA from Continuing Operations $2.2 0.7% $3.1 $(0.9) (0.3) % Discontinued Operations (182.9) (40.4) 4.9 (187.8) (41.4) Total Adjusted EBITDA $(180.7) (23.3) % $8.0 $(188.7) (24.4) % Change: Full Year 2013 versus 2012 (a) The constant currency effect is the translation impact of the change in the average rate of exchange of another currency to the U.S. dollar for the applicable period as compared to the preceding period. The impact primarily relates to the conversion of the Euro to the U.S. dollar. Total Change in $ Total Change in % Constant Currency Effect in $ (a)

Reconciliation of Net Income/EPS as Reported to Net Income/EPS as Adjusted Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported - continuing operations $14.8 $0.20 $55.4 $0.72 Adjustments from continuing operations: Foreign exchange loss on financing activities, net 16.7 0.22 44.8 0.58 Gain on previously held equity interest - - (16.0) (0.21) Restructuring and other severance costs 5.1 0.07 14.9 0.19 Loss on early extinguishment/modification of debt - - 10.4 0.13 Acquisition and disposal costs 1.9 0.03 6.0 0.08 Asset write-downs and other - - 2.7 0.03 Systems/organization establishment expenses - - 1.4 0.02 Impact of tax related items 0.3 - 1.4 0.02 Other 0.7 0.01 1.8 0.03 Net charges from continuing operations 24.7 0.33 67.4 0.87 As adjusted - continuing operations $39.5 $0.53 $122.8 $1.59 As reported - discontinued operations $485.0 $6.49 $1,604.5 $20.73 Adjustments from discontinued operations: Gain on sale of discontinued operations (506.7) (6.78) (1,670.5) (21.59) Expected loss on sale of TiO2 Pigments and Other Businesses (a) 45.3 0.61 98.0 1.27 Acquisition and disposal costs 5.2 0.07 52.3 0.68 Loss on early extinguishment/modification of debt - - 11.9 0.15 Restructuring and other severance costs 0.3 - 3.0 0.04 Foreign exchange loss on financing activities, net - - 0.7 0.01 Impact of tax related items (2.2) (0.03) 0.6 0.01 Systems/organization establishment expenses - - 0.5 - Mark-to-market swap loss - - (0.3) - Other 0.4 - 0.5 - Net benefits from discontinued operations (457.7) (6.13) (1,503.3) (19.43) As adjusted - discontinued operations $27.3 $0.36 $101.2 $1.30 As adjusted $66.8 $0.89 $224.0 $2.89 Weighted average number of diluted shares outstanding (in thousands) 74,758 77,390 (a) The expected loss on sale represents the difference between the carrying value of these businesses and the expected proceeds. This carrying value includes the assumed recognition of actuarial (pension-related) losses and unrealized foreign exchange losses currently recorded in accumulated other comprehensive income within stockholders’ equity, which must be recognized upon completion of the sale. The tax effects of the adjustments are benefits of $23.4 million and $58.9 million for the three months and year ended December 31, 2013, respectively, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. Fourth Quarter 2013 Full Year 2013

Reconciliation of Net Income/EPS – Fourth Quarter and Full Year 2012 Net Income ($M) Diluted EPS Net Income ($M) Diluted EPS As reported - continuing operations $28.3 $0.35 $232.9 $2.91 Adjustments from continuing operations: Valuation allowance reversal (2.5) (0.03) (141.5) (1.77) Restructuring and other severance costs 17.6 0.22 33.9 0.43 Loss on early extinguishment/modification of debt 2.1 0.03 10.0 0.13 Federal benefit on net operating loss (9.3) (0.12) (9.3) (0.12) Foreign exchange loss on financing activities, net 1.5 0.02 8.5 0.11 Impact of tax related items 1.9 0.02 4.8 0.06 Acquisition and disposal costs (4.9) (0.06) (3.0) (0.04) Systems/organization establishment expenses 1.0 0.01 1.8 0.02 Other (0.1) - 1.2 0.01 Net charges from continuing operations 7.3 0.09 (93.6) (1.17) As adjusted - continuing operations $35.6 $0.44 $139.3 $1.74 As reported - discontinued operations $(7.3) $(0.09) $146.3 $1.83 Adjustments from discontinued operations: Restructuring and other severance costs 3.4 0.04 10.0 0.13 Impact of tax related items 2.7 0.03 2.7 0.03 Acquisition and disposal costs 1.4 0.02 2.3 0.02 Acquisition method inventory charges 1.4 0.02 1.4 0.02 Loss on early extinguishment/modification of debt - - 1.2 0.02 Mark-to-market swap loss - - 1.0 0.01 Systems/organization establishment expenses - - 0.9 0.01 Foreign exchange loss on financing activities, net - - (0.5) (0.01) Other 0.6 0.01 2.1 0.04 Net benefits from discontinued operations 9.5 0.12 21.1 0.27 As adjusted - discontinued operations $2.2 $0.03 $167.4 $2.10 As adjusted $37.8 $0.47 $306.7 $3.84 Weighted average number of diluted shares outstanding (in thousands) 80,073 79,943 The tax effects of the adjustments are benefits of $11.5 million and $158.2 million for the three months and year ended December 31, 2012, respectively, based on the statutory tax rate in the various tax jurisdictions in which the adjustments occurred, adjusted for the impact of certain valuation allowances. Fourth Quarter 2012 Full Year 2012

Tax Provision Reconciliation – Fourth Quarter 2013

($M)	Fourth Quarter 2013						
	Income from cont. ops. before taxes	Income tax provision (benefit)	Income (loss) from cont. ops.	Effective tax rate	Income/ Gain from discontinued operations, net of tax	Net income	Diluted EPS (a)
As reported	$ 4.0	$ (10.8)	$ 14.8	*-270.0%*	$ 485.0	$ 499.8	$ 6.69
Adjustments from discontinued operations:							
Gain on sale of discontinued operations					(506.7)	(506.7)	(6.78)
Expected loss on sale of TiO2 Pigments and Other Businesses (b)					45.3	45.3	0.61
Acquisition and disposal costs					5.2	5.2	0.07
Impact of tax related items					(2.2)	(2.2)	(0.03)
Restructuring and other severance costs					0.3	0.3	-
Other					0.4	0.4	-
Adjustments from continuing operations:							
Foreign exchange loss on financing activities, net	25.4	8.7	16.7			16.7	0.22
Restructuring and other severance costs	7.4	2.3	5.1			5.1	0.07
Acquisition and disposal costs	3.2	1.3	1.9			1.9	0.03
Impact of tax related items	-	(0.3)	0.3			0.3	-
Other	1.3	0.6	0.7			0.7	0.01
As adjusted	$ 41.3	$ 1.8	$ 39.5	*4.4%*	$ 27.3	$ 66.8	$ 0.89

(a) Calculated using weighted average diluted shares outstanding of 74,758.

(b) The expected loss on sale represents the difference between the carrying value of these businesses and the expected proceeds. This carrying value includes the assumed recognition of actuarial (pension-related) losses and unrealized foreign exchange losses currently recorded in accumulated other comprehensive income within stockholders' equity, which must be recognized upon completion of the sale.

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Tax Provision Reconciliation – Full Year 2013

($M)	Full Year 2013						
	Income from cont. ops. before taxes	Income tax provision (benefit)	Income (loss) from cont. ops.	Effective tax rate	Income/ Gain from discontinued operations, net of tax	Net income	Diluted EPS (a)
As reported	$ 45.4	$ (10.0)	$ 55.4	*-22.0%*	$ 1,604.5	$ 1,659.9	$ 21.45
Adjustments from discontinued operations:							
Gain on sale of discontinued operations					(1,670.5)	(1,670.5)	(21.59)
Expected loss on sale of TiO2 Pigments and Other Businesses (b)					98.0	98.0	1.27
Acquisition and disposal costs					52.3	52.3	0.68
Loss on early extinguishment/modification of debt					11.9	11.9	0.15
Restructuring and other severance costs					3.0	3.0	0.04
Foreign exchange loss on financing activities, net					0.7	0.7	0.01
Impact of tax related items					0.6	0.6	0.01
Systems/organization establishment expenses					0.5	0.5	-
Mark-to-market swap loss					(0.3)	(0.3)	-
Other					0.5	0.5	-
Adjustments from continuing operations:							
Foreign exchange loss on financing activities, net	67.1	22.3	44.8			44.8	0.58
Gain on previously held equity interest	(16.0)	-	(16.0)			(16.0)	(0.21)
Restructuring and other severance costs	21.9	7.0	14.9			14.9	0.19
Loss on early extinguishment/modification of debt	15.5	5.1	10.4			10.4	0.13
Acquisition and disposal costs	8.9	2.9	6.0			6.0	0.08
Asset write-downs and other	4.1	1.4	2.7			2.7	0.03
Impact of tax related items	-	(1.4)	1.4			1.4	0.02
Systems/organization establishment expenses	2.2	0.8	1.4			1.4	0.02
Other	2.7	0.9	1.8			1.8	0.03
As adjusted	$ 151.8	$ 29.0	$ 122.8	*19.1%*	$ 101.2	$ 224.0	$ 2.89

(a) Calculated using weighted average diluted shares outstanding of 77,390.

(b) The expected loss on sale represents the difference between the carrying value of these businesses and the expected proceeds. This carrying value includes the assumed recognition of actuarial (pension-related) losses and unrealized foreign exchange losses currently recorded in accumulated other comprehensive income within stockholders' equity, which must be recognized upon completion of the sale.

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Tax Provision Reconciliation – Fourth Quarter 2012 ($M) Income from cont. ops. before taxes Income tax provision (benefit) Income (loss) from cont. ops. Effective tax rate Income from discontinued operations, net of tax Net income Diluted EPS (a) As reported 15.5 $ (12.8) $ 28.3 $ -82.6% (7.3) $ 21.0 $ 0.26 $ Adjustments from discontinued operations: Restructuring and other severance costs 3.4 3.4 0.04 Impact of tax related items 2.7 2.7 0.03 Acquisition and disposal costs 1.4 1.4 0.02 Acquisition method inventory charges 1.4 1.4 0.02 Other 0.6 0.6 0.01 Adjustments from continuing operations: Restructuring and other severance costs 18.5 0.9 17.6 17.6 0.22 Federal benefit on net operating loss - 9.3 (9.3) (9.3) (0.12) Acquisition and disposal costs (4.0) 0.9 (4.9) (4.9) (0.06) Valuation allowance reversal - 2.5 (2.5) (2.5) (0.03) Loss on early extinguishment/modification of debt 2.3 0.2 2.1 2.1 0.03 Impact of tax related items - (1.9) 1.9 1.9 0.02 Foreign exchange loss on financing activities, net 2.4 0.9 1.5 1.5 0.02 Systems/organization establishment expenses 1.0 - 1.0 1.0 0.01 Other (0.4) (0.3) (0.1) (0.1) - As adjusted 35.3 $ (0.3) $ 35.6 $ -0.8% 2.2 $ 37.8 $ 0.47 $ Fourth Quarter 2012 (a) Calculated using weighted average diluted shares outstanding of 80,073.

Tax Provision Reconciliation –Full Year 2012

($M)	Full Year 2012						
	Income from cont. ops. before taxes	Income tax provision (benefit)	Income (loss) from cont. ops.	Effective tax rate	Income from discontinued operations, net of tax	Net income	Diluted EPS (a)
As reported	$ 108.1	$ (124.8)	$ 232.9	*-115.4%*	$ 146.3	$ 379.2	$ 4.74
Adjustments from discontinued operations:							
Restructuring and other severance costs					10.0	10.0	0.13
Impact of tax related items					2.7	2.7	0.03
Acquisition and disposal costs					2.3	2.3	0.02
Acquisition method inventory charges					1.4	1.4	0.02
Loss on early extinguishment/modification of debt					1.2	1.2	0.02
Mark-to-market swap loss					1.0	1.0	0.01
Systems/organization establishment expenses					0.9	0.9	0.01
Foreign exchange loss on financing activities, net					(0.5)	(0.5)	(0.01)
Other					2.1	2.1	0.04
Adjustments from continuing operations:							
Valuation allowance reversal	-	141.5	(141.5)			(141.5)	(1.77)
Restructuring and other severance costs	39.3	5.4	33.9			33.9	0.43
Loss on early extinguishment/modification of debt	12.0	2.0	10.0			10.0	0.13
Federal benefit on net operating loss	-	9.3	(9.3)			(9.3)	(0.12)
Foreign exchange loss on financing activities, net	10.3	1.8	8.5			8.5	0.11
Impact of tax related items	-	(4.8)	4.8			4.8	0.06
Acquisition and disposal costs	(2.1)	0.9	(3.0)			(3.0)	(0.04)
Systems/organization establishment expenses	2.0	0.2	1.8			1.8	0.02
Other	1.7	0.5	1.2			1.2	0.01
As adjusted	$ 171.3	$ 32.0	$ 139.3	*18.7%*	$ 167.4	$ 306.7	$ 3.84

(a) Calculated using weighted average diluted shares outstanding of 79,943.

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Reconciliation of Net Cash to Adjusted EBITDA Full Year ($M) 2013 2012 Net cash provided by operating activities - continuing operations $120.8 $149.0 Changes in assets and liabilities, net of the effect of foreign currency translation and acquisitions 49.6 43.2 Current portion of income tax provision 44.4 32.5 Interest expense, net, excluding amortization of deferred financing costs and unrealized losses/gains on derivatives 77.9 60.5 Restructuring and other severance costs 17.5 35.3 Systems/organization establishment expenses 2.2 2.0 Acquisition and disposal costs 8.9 (2.1) Bad debt provision (0.8) (0.7) Other 2.8 1.4 Adjusted EBITDA from Continuing Operations $323.3 $321.1 Discontinued Operations 270.3 453.2 Total Adjusted EBITDA $593.6 $774.3

Reconciliation of Net Cash to Free Cash Flow ($M) 2013 2012 2013 2012 Net cash provided by operating activities $81.5 $155.6 $360.3 $449.1 Capital expenditures, net of government grants received (94.0) (70.7) (354.0) (291.8) Acquisition and disposal costs 24.5 (3.8) 60.2 4.3 Restructuring charges 5.4 3.9 20.2 16.7 Interest rate swap termination payment - - 3.7 - Excess tax benefits from stock-based payment arrangements 13.2 2.3 17.0 3.7 Other 1.1 0.2 5.6 8.1 Free Cash Flow $31.7 $87.5 $113.0 $190.1 Fourth Quarter Full Year

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